COMPUTATIONAL MATERIALS FOR SAXON ASSET SECURITIES TRUST, SERIES 2005-1

ABS New Transaction

Computational Materials

$[1,000,000,000] (approximate)

Saxon Asset Securities Trust 2005-1

Mortgage Loan Asset-Backed Notes,

Series 2005-1

Saxon Funding Management, Inc.

Seller and Master Servicer

Saxon Asset Securities Company

Depositor

Saxon Mortgage Services, Inc.

Servicer

Week of January 10, 2005

Recipients must read the information contained in the attached statement.  Do not use or rely on this information if you have not received or reviewed the statement.  If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

The attached tables and other statistical analyses (the "Computational Materials") are privileged and confidential and are intended for use by the addressee only.  These Computational Materials are furnished to you solely by Merrill Lynch, Pierce, Fenner & Smith Incorporated ("Merrill Lynch") and not by the issuer of the securities.  The issuer of these securities has not prepared or taken part in the preparation of these materials.  None of Merrill Lynch, the issuer of the securities nor any of their affiliates makes any representation as to the accuracy or completeness of the information herein.  The information herein is preliminary, and will be superseded by the applicable Prospectus Supplement and by any other information subsequently filed with the Securities and Exchange Commission.  Except as provided in the following paragraph, information herein may not be provided by the addressees to any third party other than the addressee's legal, tax, financial and/or accounting advisors for the purposes of evaluating said material.  Notwithstanding anything else to the contrary in these Computational Materials, each addressee hereof (and each employee, representative and other agent of each addressee) may disclose to any and all persons, without limitation of any kind, the tax treatment and tax structure of the securities described herein and all materials of any kind (including opinions and other tax analyses) that are provided to each addressee relating to such tax treatment and tax structure.  An investor or potential investor in the notes (and each employee, representative, or other agent of such person or entity) may disclose to any and all persons, without limitation, the tax treatment and tax structure of the transaction (as defined in United States Treasury Regulation Section 1.6011-4) and all directly related materials of any kind, including opinions or other tax analyses, that are provided to such person or entity. However, such person or entity may not disclose any other information relating to this transaction unless such information is directly related to such tax treatment and tax structure.

Numerous assumptions were used in preparing the Computational Materials, which may or may not be stated therein.  As such, no assurance can be given as to the accuracy, appropriateness or completeness of the Computational Materials in any particular context; or as to whether the Computational Materials and/or the assumptions upon which they are based reflect present market conditions or future market performance.  These Computational Materials should not be construed as either projections or predictions or as legal, tax, financial or accounting advice.

Any yields or weighted average lives shown in the Computational Materials are based on prepayment assumptions and actual prepayment experience may dramatically affect such yields or weighted average lives.  In addition, it is possible that prepayments on the underlying assets will occur at rates slower or faster than the rates assumed in the attached Computational Materials.  Furthermore, unless otherwise provided, the Computational Materials assume no losses on the underlying assets and no interest shortfall.  The specific characteristics of the securities may differ from those shown in the Computational Materials due to differences between the actual underlying assets and the hypothetical assets used in preparing the Computational Materials.  The principal amount and designation of any security described in the Computational Materials are subject to change prior to issuance.

Although a registration statement (including the prospectus) relating to the securities discussed in this communication has been filed with the Securities and Exchange Commission and is effective, the final prospectus supplement relating to the securities discussed in this communication has not been filed with the Securities and Exchange Commission.  This communication shall not constitute an offer to sell or the solicitation of any offer to buy nor shall there be any sale of the securities discussed in this communication in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such state.  Prospective purchasers are referred to the final prospectus and prospectus supplement relating to the securities discussed in this communication for definitive information on any matter discussed in this communication.  A final prospectus and prospectus supplement may be obtained by contacting the Merrill Lynch Trading Desk at (212) 449-3659.

Please be advised that asset-backed securities may not be appropriate for all investors.  Potential investors must be willing to assume, among other things, market price volatility, prepayments, yield curve and interest rate risk.  Investors should fully consider the risk of an investment in these securities.

If you have received this communication in error, please notify the sending party immediately by telephone and return the original to such party by mail.

 Preliminary Term Sheet

 Date Prepared: January 11, 2005

[$1,000,000,000] (Approximate)

Saxon Asset Securities Trust 2005-1

Subject to a +/- 10% Variance

Class(1, 3, 4)	Principal Amount ($) (1)	Note Type	Expected Rating (Moody’s/S&P /Fitch)	WAL (Yrs) Call/Mat (2)	Prin Window (Mths) to Call/Mat (2)	Assumed Final Payment Date(5)
A-1	399,250,000	SEN-FLT	Aaa/AAA/AAA	2.08 / 2.25	1 - 72 / 1 - 167	March 2035
A-2A	203,393,000	SEN-FLT	Aaa/AAA/AAA	1.00 / 1.00	1 - 22 / 1 - 22	March 2035
A-2B	179,656,000	SEN-FLT	Aaa/AAA/AAA	2.95 / 2.99	22 - 72 / 22 - 89	March 2035
A-2C	16,201,000	SEN-FLT	Aaa/AAA/AAA	6.00 / 9.71	72 - 72 / 89 - 167	March 2035
M-1	50,500,000	MEZ-FLT	Aa1/AA+/AA+	4.65 / 5.11	46 - 72 / 46 - 141	March 2035
M-2	42,000,000	MEZ-FLT	Aa2/AA/AA	4.44 / 4.88	42 - 72 / 42 - 132	March 2035
M-3	15,500,000	MEZ-FLT	Aa3/AA-/AA	4.36 / 4.77	41 - 72 / 41 - 123	March 2035
M-4	23,500,000	MEZ-FLT	A1/A+/AA-	4.32 / 4.71	40 - 72 / 40 - 119	March 2035
M-5	18,500,000	MEZ-FLT	A2/A/A	4.28 / 4.64	39 - 72 / 39 - 112	March 2035
M-6	14,500,000	MEZ-FLT	A3/A-/A	4.26 / 4.57	39 - 72 / 39 - 104	March 2035
B-1	15,000,000	SUB-FLT	Baa1/BBB+/BBB+	4.23 / 4.48	38 - 72 / 38 - 97	March 2035
B-2	11,500,000	SUB-FLT	Baa2/BBB/BBB	4.23 / 4.38	37 - 72 / 37 - 87	March 2035
B-3	10,500,000	SUB-FLT	Baa3/BBB-/BBB-	4.16 / 4.18	37 - 72 / 37 - 77	March 2035
Total:	1,000,000,000

(1)

Subject to this footnote (1), class sizes are subject to a permitted variance in the aggregate of +/-10%.  Class sizes are also subject to change based upon the final pool and rating agency evaluation of subordination and overcollateralization levels and excess spread.  The proportion of the Senior Notes (as defined herein) represented by (a) the Class A-1 Notes and (b) in the aggregate, the Class A-2A, Class A-2B and Class A-2C Notes will also be subject to investor demand, provided that the relative proportion of the Class A-2A, Class A-2B and Class A-2C Notes to each other will be approximately the same as in the above table.

(2)

See “Pricing Prepayment Speed” herein.

(3)

The Notes are subject to a 10% Clean-up Call (as described herein). After the first payment date on which the Clean-up Call is exercisable, the margin on the Class A-1, Class A-2A, Class A-2B and Class A-2C Notes will double and the margin on the Class M-1, Class M-2, Class M-3, Class M-4, Class M-5, Class M-6, Class B-1, Class B-2 and Class B-3 Notes will increase by 1.5 times.

(4)

All Offered Securities are subject to the Fixed Rate Cap (as described herein).

(5)

Assumes latest maturity date of Mortgage Loans plus one month, subject to final collateral.

FOR ADDITIONAL INFORMATION PLEASE CALL:

Banking / Deal Management

Matt Whalen

(212) 449-0752

Paul Park

(212) 449-6380

Tom Saywell

(212) 449-2122

Fred Hubert

(212) 449-5071

Alan Chan

(212) 449-8140

Alice Chu

(212) 449-1701

Sonia Lee

(212) 449-5067

Oleg Saitskiy

(212) 449-1901

Keith Singletary

(212) 449-9431

Calvin Look

(212) 449-5029

Trading

Scott Soltas

(212) 449-3659

Charles Sorrentino

(212) 449-3659

Edgar Seah

(212) 449-3659

Research

Glenn Costello

(212) 449-4457

Rating Agencies

S&P
Justin Hansen	(212) 438-7334

Moody’s
Michael Zoccoli	(212) 553-1012

Fitch
Randy Fabian	(212) 908-0268

Issuer	Saxon Asset Securities Trust 2005-1, a Delaware statutory trust.
Seller and Master Servicer	Saxon Funding Management, Inc.
Depositor	Saxon Asset Securities Company.
Servicer	Saxon Mortgage Services, Inc.
Indenture Trustee and Trust Administrator	Deutsche Bank Trust Company Americas.
Owner Trustee	Wilmington Trust Company.

Lead Underwriter	Merrill Lynch, Pierce, Fenner & Smith Incorporated
Co-Underwriters	Credit Suisse First Boston LLC, JP Morgan Securities Inc. and Greenwich Capital Markets, Inc.

Notes

The Class A-1, Class A-2A, Class A-2B and Class A-2C Notes are collectively referred to herein as the “Senior Notes” or the “Class A Notes”.  The Class M-1, Class M-2, Class M-3, Class M-4, Class M-5, Class M-6, Class B-1, Class B-2 and Class B-3 Notes are collectively referred to as the “Subordinate Notes”.  The Senior Notes and the Subordinate Notes are the subject of this Preliminary Term Sheet and are collectively referred to herein as the “Offered Securities” or the “Notes”.  The Issuer will also issue ownership certificates, which are not a subject of this Preliminary Term Sheet.

Rating Agencies	Moody's Investor Services, Inc. ("Moody's"), Standard and Poor's Ratings Services ("S&P"), a division of The McGraw-Hill Companies, Inc and Fitch Ratings ("Fitch").

Registration	The Offered Securities will be available in book-entry form through DTC and upon request through Clearstream, Luxembourg and the Euroclear System.

Cut-Off Date	The close of business on January 1, 2005 for the loans to be sold to the Issuer on the Closing Date.

Expected Pricing Date	On or about the week of January 10, 2005.

Expected Closing Date	On or about January 25, 2005.

Payment Dates

Payment of principal and interest on the Offered Securities will be made on the 25th day of each month or, if such day is not a business day, on the first business day thereafter, commencing in February 2005.

Interest Accrual	The price to be paid by investors for the Offered Securities will not include accrued interest (settling flat).

Interest Accrual Period

The "Interest Accrual Period" for the Offered Securities with respect to any Payment Date will be the period beginning with the previous Payment Date (or, in the case of the first Payment Date, the Closing Date) and ending on the day prior to such Payment Date (on an actual/360 basis).

Record Date	With respect to the Offered Securities, the business day immediately preceding the Payment Date.

Federal Tax Status	It is expected that the Offered Securities will be treated as debt for federal income tax purposes and the Issuer will not be subject to federal income tax.

ERISA Eligibility	The Offered Securities are expected to be ERISA eligible.

SMMEA Eligibility	The Senior Notes and the Class M-1, Class M-2 and Class M-3 Notes are expected to be SMMEA eligible.

Optional Termination

On the first Payment Date on which the aggregate principal balance of the Mortgage Loans is less than or equal to 20% of the sum of (i) the aggregate principal balance of the Initial Mortgage Loans as of the Cut-off Date and (ii) the amounts on deposit in the Pre-Funding Account on the Closing Date, the Master Servicer will, unless the Master Servicer exercises its right to object to the date of the auction and causes it to be delayed in accordance with the Sale and Servicing Agreement, begin to solicit bids for the purchase of the Mortgage Loans and other property remaining in the trust.  The trust must sell the assets of the trust estate to the highest bidder so long as certain criteria described in the prospectus supplement are met. The terms of the transaction allow for a clean-up call of the Mortgage Loans and the redemption of the Offered Securities (the "Clean-up Call"), which may be exercised once the aggregate principal balance of the Mortgage Loans is less than or equal to 10% of the sum of (i) the aggregate principal balance of the Initial Mortgage Loans as of the Cut-off Date and (ii) the amount on deposit in the Pre-Funding Account on the Closing Date.

Pricing Prepayment Speed	The Offered Securities were priced based on the following collateral prepayment assumptions:
100% PPC for the Fixed Rate Mortgage Loans (100% PPC for the Fixed Rate Mortgage Loans is equal to 2.2% CPR to 22% CPR over 10 months)

100% PPC for the Adjustable Rate Mortgage Loans (100% PPC for the Adjustable Rate Mortgage Loans assumes 8% CPR in the first month of the life of the Mortgage Loan and an additional 2% each month until reaching 30% CPR in month 12 and remaining constant at 30% CPR through month 22, remaining constant at 55% CPR for months 23 through 27 and then remaining constant at 35% CPR for month 28 and thereafter.)

Initial Mortgage Loans

As of the Cut-off Date, the aggregate principal balance of the Mortgage Loans to be sold to the trust on the Closing Date was approximately $752,056,879 (the “Initial Mortgage Loans”).  See the attached collateral descriptions for additional information on the Initial Mortgage Loans.

Subsequent Mortgage Loans	After the Closing Date, in addition to the Initial Mortgage Loans, approximately $247,943,121 of subsequent loans will be added to the trust (the “Subsequent Mortgage Loans”).

Pre-Funding Account

On the Closing Date, a deposit of approximately $247,943,121 (the "Pre-Funding Amount") will be made to an account (the "Pre-Funding Account").  On or prior to April 24, 2005 (the "Pre-Funding Period"), the Pre-Funding Amount will be used to purchase Subsequent Mortgage Loans having similar characteristics as the Initial Mortgage Loans.

Repurchase or Substitute of Mortgage Loans

The Seller shall have the option, at any time to purchase any Delinquent Mortgage Loan or substitute an Eligible Substitute Mortgage Loan for any Delinquent Mortgage Loan as defined in the Sale and Servicing Agreement.

Total Deal Size	Approximately $1,000,000,000.

Servicing Fee Rate

The "Servicing Fee Rate" applicable to each Mortgage Loan, and with respect to each Payment Date, equals the scheduled principal balance of the Mortgage Loan, on the first day of the month preceding such Payment Date, multiplied by one-twelfth of approximately 0.25% per annum, subject to increase if Saxon Mortgage Services, Inc. or an affiliate thereof is no longer the Servicer as described under "Retained Interest" below.

Retained Interest

So long as Saxon Mortgage Services, Inc. or an affiliate thereof is the Servicer, the Seller will retain an interest in each Mortgage Loan, payable to the Seller on each Payment Date (the "Retained Interest"), equal to the scheduled principal balance of the Mortgage Loan, on the first day of the month preceding such Payment Date, multiplied by one-twelfth of: (i) approximately 0.05% per annum for such of the first ten Payment Dates following the Closing Date, (ii) approximately 0.15% per annum for the eleventh through thirtieth Payment Dates, inclusive, following the Closing Date, (iii) approximately 0.40% per annum for the thirty-first through forty-eighth Payment Dates, inclusive, following the Closing Date and (iv) approximately 0.55% per annum for the forty-ninth Payment Date following the Closing Date and each Payment Date thereafter.  If, at any time prior to the thirty-first Payment Date following the Closing Date, Saxon Mortgage Services, Inc. or an affiliate thereof ceases to be the Servicer, the Retained Interest will not be payable to the Seller on any subsequent Payment Date and the amount of the Retained Interest will be added to the Servicing Fee Rate for such Payment Dates.  If, at any time thereafter, Saxon Mortgage Services, Inc. or an affiliate thereof ceases to be the Servicer, a portion of the Retained Interest equal to 0.25% per annum on the scheduled principal balance of each Mortgage Loan will not be payable to the Seller on each succeeding Payment Date and such amount will be added to the Servicing Fee Rate for such Payment Dates.

Master Servicing Fee Rate

The "Master Servicing Fee Rate" applicable to each Mortgage Loan, and with respect to each Payment Date, equals the scheduled principal balance of the mortgage loan, on the first day of the Due Period with respect to such Payment Date, multiplied by one-twelfth of approximately 0.05% per annum.

Interest Rate

The “Interest Rate” for any Payment Date (other than the first three Payment Dates) for each Class of Notes will be equal to the lesser of (i) the Formula Rate and (ii) the Available Funds Cap Rate.  The Interest Rate for the first three Payment Dates will equal the Formula Rate.

Formula Rate	The “Formula Rate” with respect to each Class of Notes will be equal to the lesser of (i) One-Month LIBOR plus the respective margin for such Class and (ii) the Fixed Rate Cap.

Fixed Rate Cap	As to any Payment Date (other than the first Payment Date), a per annum rate equal to 10.00% for each Class of Notes.

Available Funds Cap Rate:

As to any Payment Date, a per annum rate equal to (i) the quotient of (a) the sum of the interest funds for the Mortgage Loans divided by (b) the aggregate principal amount of the Notes as of the beginning of the related Interest Accrual Period, multiplied by (ii) 360 divided by the actual number of days in the related Accrual Period.

Yield Maintenance Agreements

On the Closing Date, the Issuer will enter into separate yield maintenance agreements (each a “Yield Maintenance Agreement”) with respect to the Senior Notes and the Subordinate Notes,  to make payments in respect of any Available Funds Shortfall Amount with respect to the Senior Notes or the Subordinate Notes (as applicable) as described herein.

The notional balance (each a “Yield Maintenance Notional Balance”) of each Yield Maintenance Agreement on a Payment Date will be based upon the lesser of (a) the aggregate principal balance of the Senior Notes or the Subordinate Notes (as applicable) and (b) the amount set forth in the relevant Yield Maintenance Agreement Schedule attached hereto.  To the extent that the relevant Yield Maintenance Notional Balance in respect of a Payment Date exceeds the aggregate principal balance of the Senior Notes or the Subordinate Notes (as applicable) on that Payment Date (prior to any payments being made on such date), the amount payable under such Yield Maintenance Agreement in respect of such excess will not be available to the holders of the Senior Notes or the Subordinate Notes.

The strike price each month on each Yield Maintenance Agreement will be approximately equal to the strike prices shown in the applicable Yield Maintenance Agreement Schedule, but not greater than 9.27% in the case of the Yield Maintenance Agreement relating to the Senior Notes, and 8.68% in the case of the Yield Maintenance Agreement relating to the Subordinate Notes.  Each Yield Maintenance Agreement will commence on the Payment Date in February 2005 and terminate after the Payment Date in June 2008.

Credit Enhancements	Consists of the following: 1. Net Monthly Excess Cashflow; 2. Pledged Prepayment Penalty Cashflow; 3. Primary Mortgage Insurance; 4. Overcollateralization Amount; and 5. Subordination.

Net Monthly Excess Cashflow

The "Net Monthly Excess Cashflow" for any Payment Date is equal to the sum of (a) any Overcollateralization Release Amount and (b) the excess of (i) the Available Funds for such Payment Date over (ii) the sum for such Payment Date of (A) the Monthly Interest Payment Amounts for the Offered Securities and (B) the Principal Funds.

Pledged Prepayment Penalty Cashflow	The interest collections from the Mortgage Loans will be supplemented by 60% of the maximum contractual prepayment penalty cashflow owed and not waived by the Servicer on any Mortgage Loans.

Payments of Pledged Prepayment Penalty Cashflow	Any Pledged Prepayment Penalty Cashflow will be payable in the same manner as Net Monthly Excess Cashflow.

Overcollateralization Amount

The "Overcollateralization Amount" is equal to the excess of (a) the aggregate principal balance of the Mortgage Loans and (b) any amounts remaining on deposit in the Pre-Funding Account, over the sum of the aggregate principal amount of the Offered Securities.  To the extent the Overcollateralization Amount is reduced below the Overcollateralization Target Amount, Net Monthly Excess Cashflow will be directed to build the Overcollateralization Amount until the Overcollateralization Target Amount is reached.  The Overcollateralization Amount will start building after the first Payment Date (“OC Holiday”).

Overcollateralization Target Amount

Prior to the Stepdown Date, the "Overcollateralization Target Amount" will be equal to 1.90% multiplied by the sum of (a) the aggregate principal balance of the Initial Mortgage Loans as of Cut-Off Date and (b) the amount on deposit in the Pre-Funding Account on the Closing Date.  On and after the Stepdown Date, (assuming a Trigger Event is not in effect) the Overcollateralization Target Amount will be equal to the greater of (a) the lesser of (i) 1.90% of the aggregate principal balance of the Initial Mortgage Loans as of Cut-Off Date and the amount on deposit in the Pre-Funding Account on the Closing Date and (ii) 3.80% of the aggregate current principal balance of the Mortgage Loans as of the last day of the related Due Period and (b) 0.50% of the aggregate principal balance of the Initial Mortgage Loans as of the Cut-Off Date and the amount on deposit in the Pre-Funding Account on the Closing Date.

Overcollateralization Deficiency Amount

An "Overcollateralization Deficiency Amount" with respect to any Payment Date equals the amount, if any, by which the Overcollateralization Target Amount exceeds the Overcollateralization Amount on such Payment Date (after giving effect to payments in respect of the Basic Principal Payment Amount on such Payment Date).

Overcollateralization Release Amount

The "Overcollateralization Release Amount" means, with respect to any Payment Date, the lesser of (a) the aggregate Principal Funds for such Payment Date and (b) the excess, if any, of (i) the Overcollateralization Amount for such Payment Date (assuming that 100% of the aggregate Principal Funds is applied as a principal payment on such Payment Date) over (ii) the Overcollateralization Target Amount for such Payment Date.

Stepdown Date

The earlier to occur of (a) the Payment Date on which the Note Principal Balances of the Senior Notes have been reduced to zero and (b) the later to occur of (i) the Payment Date in February 2008 and (ii) the first Payment Date on which the aggregate principal amount of the Senior Notes (after taking into account payments of principal on such Payment Date) is less than or equal to 55.90% of the aggregate principal balance of the Mortgage Loans.

Credit Enhancement Percentage

The "Credit Enhancement Percentage" for a Payment Date is equal to (a) the aggregate principal amount of the Subordinate Notes and the Overcollateralization Amount divided by (b) the aggregate principal balance of the Mortgage Loans.

Primary Mortgage Insurance Policy:

A loan level primary mortgage insurance policy (the “MGIC PMI Policy”) will be acquired from Mortgage Guaranty Insurance Corporation (“MGIC”) on or prior to the Closing Date.  Approximately 5.83% of the Initial Mortgage Loans, each of which have original loan-to-value ratios in excess of 80% will be covered by the MGIC PMI Policy.

For certain Mortgage Loans with original loan-to-value ratios greater than or equal to 80% but less than 90%, the MGIC PMI Policy covers a portion of the loss on the related Mortgage Loans to a level where the uninsured exposure of the Mortgage Loans is reduced to an amount equal to approximately 80% of the original loan-to-value ratio of such Mortgage Loan.  For certain Mortgage Loans with original loan-to-value ratios greater than or equal to 90%, the MGIC PMI Policy covers a portion of the loss on the related Mortgage Loans to a level where the uninsured exposure of the Mortgage Loan is reduced to an amount equal to approximately 90% of the original loan-to-value ratio of such Mortgage Loan.

Trigger Event (subject to rating agency confirmation)

A "Trigger Event," on any Payment Date after the Stepdown Date, is in effect for the Offered Securities if the 60+ day delinquency percentage (including loans in bankruptcy, foreclosure, or REO) is greater than [40.50]% of the Credit Enhancement Percentage or, if on any Payment Date, the cumulative losses as a percentage of the aggregate principal balance of the Mortgage Loans as of the Cut-off Date, for the related Payment Dates, is greater than:

	Payment Date	Cumulative Loss %
	37 to 48	[2.75]% plus an additional 1/12th of [1.50]% for every month thereafter
	49 to 60	[4.25]% plus an additional 1/12th of [1.25]% for every month thereafter
	61 to 72	[5.50]% plus an additional 1/12th of [0.50]% for every month thereafter
	73 and thereafter	[6.00]%

Credit Support

Initial Overcollateralization Amount:  0.00% of original principal balance

Overcollateralization Target Amount: 1.90% of original principal balance before Step-Down Date, 3.80% of current principal balance after Step-Down Date

Overcollateralization Floor:   0.50% of original principal balance

Class Sizes:	Classes	Rating (Moody’s/S&P/Fitch)	Class Sizes
	Class A	Aaa/AAA/AAA	79.85%
	Class M-1	Aa1/AA+/AA+	5.05%
	Class M-2	Aa2/AA/AA	4.20%
	Class M-3	Aa3/AA-/AA	1.55%
	Class M-4	A1/A+/AA-	2.35%
	Class M-5	A2/A/A	1.85%
	Class M-6	A3/A-/A	1.45%
	Class B-1	Baa1/BBB+/BBB+	1.50%
	Class B-2	Baa2/BBB/BBB	1.15%
	Class B-3	Baa3/BBB-/BBB-	1.05%

Subordination:	Classes	Initial Credit Enhancement (Excluding O/C)	Initial Credit Enhancement (Including O/C)	Stepdown Date Credit Enhancement
	Class A	20.15%	22.05%	44.10%
	Class M-1	15.10%	17.00%	34.00%
	Class M-2	10.90%	12.80%	25.60%
	Class M-3	9.35%	11.25%	22.50%
	Class M-4	7.00%	8.90%	17.80%
	Class M-5	5.15%	7.05%	14.10%
	Class M-6	3.70%	5.60%	11.20%
	Class B-1	2.20%	4.10%	8.20%
	Class B-2	1.05%	2.95%	5.90%
	Class B-3	0.00%	1.90%	3.80%

Available Funds

Payments to holders of each class of Offered Securities will be made on each Payment Date from “Available Funds.”  With respect to any Payment Date, Available Funds will be equal to the sum of the following amounts with respect to the Mortgage Loans, net of amounts reimbursable to the Master Servicer, the Servicer or the Indenture Trustee: (a) the aggregate amount of monthly payments on the Mortgage Loans due on the related Due Date and received by the Servicer by the remittance date after deduction of the Master Servicing and Servicing Fee for such Payment Date, any accrued and unpaid Servicing Fees and Master Servicing Fees in respect of any prior Payment Dates, (b) certain unscheduled payments in respect of the Mortgage Loans, including prepayments, Insurance Proceeds, Net Liquidation Proceeds and proceeds from repurchases of and substitutions for such Mortgage Loans occurring during the related Prepayment Period, including prepayment penalty charges, (b) payments from the Master Servicer and the Servicer in connection with Advances and Prepayment Interest Shortfalls for such Payment Date, (d) 60% of the maximum contractual prepayment penalty cashflow owed and not waived by the servicer from the loans and (e) on the Payment Date on which the Issuer is to be terminated in accordance with the indenture, that portion of the termination price constituting principal.

Interest Payments

On each Payment Date, the Indenture Trustee shall withdraw from the payment account Available Funds for such Payment Date consisting of the available interest amount for such Payment Date and distribute it in the following order of priority:

(i)

Concurrently, to the holders of the Class A-1, Class A-2A, Class A-2B and Class A-2C Notes, the related Monthly Interest Payment Amount for each class for such Payment Date;

(ii)

To the holders of the Class M-1 Notes, the Monthly Interest Payment Amount for such class for such Payment Date;

(iii)

To the holders of the Class M-2 Notes, the Monthly Interest Payment Amount for such class for such Payment Date;

(iv)

To the holders of the Class M-3 Notes, the Monthly Interest Payment Amount for such class for such Payment Date;

(v)

To the holders of the Class M-4 Notes, the Monthly Interest Payment Amount for such class for such Payment Date;

(vi)

To the holders of the Class M-5 Notes, the Monthly Interest Payment Amount for such class for such Payment Date;

(vii)

To the holders of the Class M-6 Notes, the Monthly Interest Payment Amount for such class for such Payment Date;

(viii)

To the holders of the Class B-1 Notes, the Monthly Interest Payment Amount for such class for such Payment Date;

(ix)

To the holders of the Class B-2 Notes, the Monthly Interest Payment Amount for such class for such Payment Date;

(x)

To the holders of the Class B-3 Notes, the Monthly Interest Payment Amount for such class for such Payment Date; and

(xi)

Any remainder will be treated as Net Monthly Excess Cashflow.

On any Payment Date, any interest reductions resulting from the application of (a) the Relief Act and (b) any Prepayment Interest Shortfalls to the extent not covered by Compensating Interest paid by the Servicer (collectively “Uncompensated Shortfalls”) will result in less interest being available to make payments on the Offered Securities.

Principal Payments

On each Payment Date, the Principal Payment Amount is distributed as follows:

(i)

To the Class A Notes, the Class A Payment Amount, which will be distributed concurrently to the Class A-1 Notes and, in the aggregate, to the Class A-2A, Class A-2B and Class A-2C Notes, on a pro rata basis until the class principal balance of each such class has been reduced to zero, provided that the amount distributed to the Class A-2A, Class A-2B and Class A-2C Notes in the aggregate will be allocated to the Class A-2A, the Class A-2B and the Class A-2C Notes, sequentially, until the class principal balances thereof have been reduced to zero; and

(ii)

To the Class M-1 Notes, the Class M-1 Principal Payment Amount;

(iii)

To the Class M-2 Notes, the Class M-2 Principal Payment Amount;

(iv)

To the Class M-3 Notes, the Class M-3 Principal Payment Amount;

(v)

To the Class M-4 Notes, the Class M-4 Principal Payment Amount;

(vi)

To the Class M-5 Notes, the Class M-5 Principal Payment Amount;

(vii)

To the Class M-6 Notes, the Class M-6 Principal Payment Amount;

(viii)

To the Class B-1 Notes, the Class B-1 Principal Payment Amount;

(ix)

To the Class B-2 Notes, the Class B-2 Principal Payment Amount;

(x)

To the Class B-3 Notes, the Class B-3 Principal Payment Amount for that class; and

(xi)

Any remainder will be treated as Net Monthly Excess Cashflow.

Notwithstanding the priority described above, prior to the Stepdown Date and on any Payment Date on which a Trigger Event exists, Principal Funds will generally be applied to the most senior class of Notes, as more fully described in the Prospectus Supplement.

Net Monthly Excess Cash Flow and Pledged Prepayment Penalty Cashflow

With respect to any Payment Date, any Net Monthly Excess Cashflow, Pledged Prepayment Penalty Cashflow and with respect to priority (ii) (in the case of the Senior Notes) and priorities (iii) through (xii) below (in the case of the Subordinate Notes), from amounts received under the relevant Yield Maintenance Agreement, shall be paid as follows:

(i)

To distribute the Extra Principal Payment Amount on the Notes;

(ii)

Concurrently, to the holders of the Class A-1, Class A-2A, Class A-2B and Class A-2C Notes, any Available Funds Shortfall Amounts;

(iii)

To the holders of the Class M-1 Notes, in an amount equal to the Available Funds Shortfall Amount allocable to such Notes;

(iv)

To the holders of the Class M-2 Notes, in an amount equal to the Available Funds Shortfall Amount allocable to such Notes;

(v)

To the holders of the Class M-3 Notes, in an amount equal to the Available Funds Shortfall Amount allocable to such Notes;

(vi)

To the holders of the Class M-4 Notes, in an amount equal to the Available Funds Shortfall Amount allocable to such Notes;

(vii)

To the holders of the Class M-5 Notes, in an amount equal to the Available Funds Shortfall Amount allocable to such Notes;

(viii)

To the holders of the Class M-6 Notes, in an amount equal to the Available Funds Shortfall Amount allocable to such Notes;

(ix)

To the holders of the Class B-1 Notes, in an amount equal to the Available Funds Shortfall Amount allocable to such Notes;

(x)

To the holders of the Class B-2 Notes, in an amount equal to the Available Funds Shortfall Amount allocable to such Notes;

(xi)

To the holders of the Class B-3 Notes, in an amount equal to the Available Funds Shortfall Amount allocable to such Notes; and

(xii)

To the holder of the equity interest in the Issuer.

Monthly Interest Payment Amount

The "Monthly Interest Payment Amount" for any Payment Date and each class of Offered Securities equals the amount of interest accrued during the related Accrual Period at the related Interest Rate on the Note Principal Amount of such class immediately prior to such Payment Date.

Available Funds Shortfall Amount

The "Available Funds Shortfall Amount" for any class of Notes and Payment Date equals (a) the excess of the amount that would have been the Monthly Interest Payment Amount for such class of Notes had the Interest Rate for such class of Notes been determined without regard to the Available Funds Cap Rate over the actual Monthly Interest Payment Amount for such Payment Date; (b) the excess described in clause (a) for any preceding Payment Date that remains unpaid, and (c) interest on the amount described in clause (ii) at the applicable Interest Rate determined for this purpose without regard to the Available Funds Cap Rate.

Principal Funds

"Principal Funds" means with respect any Payment Date, the sum of (a) all scheduled payments of principal collected or advanced on the Mortgage Loans by the Servicer that were due during the related Due Period, (b) the principal portion of all partial and full principal prepayments of the Mortgage Loans applied by the Servicer during such Prepayment Period, (c) the principal portion of all Net Liquidation Proceeds and Insurance Proceeds received during such Prepayment Period, (c) that portion of the purchase price, representing principal of any repurchased mortgage, deposited to the collection account during such Prepayment Period and (e) the principal portion of any related substitution adjustments deposited in the collection account during such Prepayment Period.

Principal Payment Amount	The "Principal Payment Amount" means for any Payment Date the sum of the Basic Principal Payment Amount and the Extra Principal Payment Amount.

Basic Principal Payment Amount

The "Basic Principal Payment Amount" means for any Payment Date the excess of (a) the Principal Funds for such Payment Date over (b) the Overcollateralization Release Amount, if any, for such Payment Date.

Extra Principal Payment Amount

The "Extra Principal Payment Amount" with respect to any Payment Date is the lesser of (a) the Net Monthly Excess Cashflow for such Payment Date and (b) the Overcollateralization Deficiency Amount for such Payment Date.

Class A Payment Amount

With respect to any Payment Date prior to the Stepdown Date or as to which a Trigger Event exists, 100% of the Principal Payment Amount.  With respect to any Payment Date on or after the Stepdown Date and as to which a Trigger Event is not in effect, the excess of the Class A Note Principal Balance immediately prior to the Payment Date over the lesser of (i) 55.90% of the scheduled principal balances of the mortgage loans as of the last day of the related Due Period and (ii) the scheduled principal balances of the mortgage loans as of the last day of the related Due Period less 0.50% of the aggregate principal balance of the Initial Mortgage Loans as of Cut-Off Date and any amounts remaining on deposit in the Pre-Funding Account on the Closing Date.

Class M-1 Principal Payment Amount

With respect to any Payment Date on or after the Stepdown Date and as long as a Trigger Event is not in effect, is the excess of the sum of the Class A Note Principal Balance (after giving effect to payments on that date) and the Class M-1 Note Principal Balance immediately prior to the Payment Date over the lesser of (a) 66.00% of the scheduled principal balances of the mortgage loans as of the last day of the related Due Period and (b) the scheduled principal balances of the mortgage loans as of the last day of the related Due Period less 0.50% of the aggregate principal balance of the Initial Mortgage Loans as of Cut-Off Date and any amounts remaining on deposit in the Pre-Funding Account on the Closing Date.

Class M-2 Principal Payment Amount

With respect to any Payment Date on or after the Stepdown Date and as long as a Trigger Event is not in effect, is the excess of the sum of the Class A Note Principal Balance (after giving effect to payments on that date), the Class M-1 Note Principal Balance (after giving effect to payments on that date), and the Class M-2 Note Principal Balance immediately prior to the Payment Date over the lesser of (a) 74.40% of the scheduled principal balances of the mortgage loans as of the last day of the related Due Period and (b) the scheduled principal balances of the mortgage loans as of the last day of the related Due Period less 0.50% of the aggregate principal balance of the Initial Mortgage Loans as of Cut-Off Date and any amounts remaining on deposit in the Pre-Funding Account on the Closing Date.

Class M-3 Principal Payment Amount

With respect to any Payment Date on or after the Stepdown Date and as long as a Trigger Event is not in effect, is the excess of the sum of the Class A Note Principal Balance (after giving effect to payments on that date), the Class M-1 Note Principal Balance (after giving effect to payments on that date), the Class M-2 Note Principal Balance (after giving effect to payments on that date), and the Class M-3 Note Principal Balance immediately prior to the Payment Date over the lesser of (a) 77.50% of the scheduled principal balances of the mortgage loans as of the last day of the related Due Period and (b) the scheduled principal balances of the mortgage loans as of the last day of the related Due Period less 0.50% of the aggregate principal balance of the Initial Mortgage Loans as of Cut-Off Date and any amounts remaining on deposit in the Pre-Funding Account on the Closing Date.

Class M-4 Principal Payment Amount

With respect to any Payment Date on or after the Stepdown Date and as long as a Trigger Event is not in effect, is the excess of the sum of the Class A Note Principal Balance (after giving effect to payments on that date), the Class M-1 Note Principal Balance (after giving effect to payments on that date), the Class M-2 Note Principal Balance (after giving effect to payments on that date), the Class M-3 Note Principal Balance (after giving effect to payments on that date), and the Class M-4 Note Principal Balance immediately prior to the Payment Date over the lesser of (a) 82.20% of the scheduled principal balances of the mortgage loans as of the last day of the related Due Period and (b) the scheduled principal balances of the mortgage loans as of the last day of the related Due Period less 0.50% of the aggregate principal balance of the Initial Mortgage Loans as of Cut-Off Date and any amounts remaining on deposit in the Pre-Funding Account on the Closing Date.

Class M-5 Principal Payment Amount

With respect to any Payment Date on or after the Stepdown Date and as long as a Trigger Event is not in effect, is the excess of the sum of the Class A Note Principal Balance (after giving effect to payments on that date), the Class M-1 Note Principal Balance (after giving effect to payments on that date), the Class M-2 Note Principal Balance (after giving effect to payments on that date), the Class M-3 Note Principal Balance (after giving effect to payments on that date), the Class M-4 Note Principal Balance (after giving effect to payments on that date), and the Class M-5 Note Principal Balance immediately prior to the Payment Date over the lesser of (a) 85.90% of the scheduled principal balances of the mortgage loans as of the last day of the related Due Period and (b) the scheduled principal balances of the mortgage loans as of the last day of the related Due Period less 0.50% of the aggregate principal balance of the Initial Mortgage Loans as of Cut-Off Date and any amounts remaining on deposit in the Pre-Funding Account on the Closing Date.

Class M-6 Principal Payment Amount

With respect to any Payment Date on or after the Stepdown Date and as long as a Trigger Event is not in effect, is the excess of the sum of the Class A Note Principal Balance (after giving effect to payments on that date), the Class M-1 Note Principal Balance (after giving effect to payments on that date), the Class M-2 Note Principal Balance (after giving effect to payments on that date), the Class M-3 Note Principal Balance (after giving effect to payments on that date), the Class M-4 Note Principal Balance (after giving effect to payments on that date), the Class M-5 Note Principal Balance (after giving effect to payments on that date), and the Class M-6 Note Principal Balance immediately prior to the Payment Date over the lesser of (a) 88.80% of the scheduled principal balances of the mortgage loans as of the last day of the related Due Period and (b) the scheduled principal balances of the mortgage loans as of the last day of the related Due Period less 0.50% of the aggregate principal balance of the Initial Mortgage Loans as of Cut-Off Date and any amounts remaining on deposit in the Pre-Funding Account on the Closing Date.

Class B-1 Principal Payment Amount

With respect to any Payment Date on or after the Stepdown Date and as long as a Trigger Event is not in effect, is the excess of the sum of the Class A Note Principal Balance (after giving effect to payments on that date), the Class M-1 Note Principal Balance (after giving effect to payments on that date), the Class M-2 Note Principal Balance (after giving effect to payments on that date), the Class M-3 Note Principal Balance (after giving effect to payments on that date), the Class M-4 Note Principal Balance (after giving effect to payments on that date), the Class M-5 Note Principal Balance (after giving effect to payments on that date), the Class M-6 Note Principal Balance (after giving effect to payments on that date), and the Class B-1 Note Principal Balance immediately prior to the Payment Date over the lesser of (a) 91.80% of the scheduled principal balances of the mortgage loans as of the last day of the related Due Period and (b) the scheduled principal balances of the mortgage loans as of the last day of the related Due Period less 0.50% of the aggregate principal balance of the  Initial Mortgage Loans as of Cut-Off Date and any amounts remaining on deposit in the Pre-Funding Account on the Closing Date.

Class B-2 Principal Payment Amount

With respect to any Payment Date on or after the Stepdown Date and as long as a Trigger Event is not in effect, is the excess of the sum of the Class A Note Principal Balance (after giving effect to payments on that date), the Class M-1 Note Principal Balance (after giving effect to payments on that date), the Class M-2 Note Principal Balance (after giving effect to payments on that date), the Class M-3 Note Principal Balance (after giving effect to payments on that date), the Class M-4 Note Principal Balance (after giving effect to payments on that date), the Class M-5 Note Principal Balance (after giving effect to payments on that date), the Class M-6 Note Principal Balance (after giving effect to payments on that date), the Class B-1 Note Principal Balance (after giving effect to payments on that date), and the Class B-2 Note Principal Balance immediately prior to the Payment Date over the lesser of (a) 94.10% of the scheduled principal balances of the mortgage loans as of the last day of the related Due Period and (b) the scheduled principal balances of the mortgage loans as of the last day of the related Due Period less 0.50% of the aggregate principal balance of the Initial Mortgage Loans as of Cut-Off Date and any amounts remaining on deposit in the Pre-Funding Account on the Closing Date.

Class B-3 Principal Payment Amount

With respect to any Payment Date on or after the Stepdown Date and as long as a Trigger Event is not in effect, is the excess of the sum of the Class A Note Principal Balance (after giving effect to payments on that date), the Class M-1 Note Principal Balance (after giving effect to payments on that date), the Class M-2 Note Principal Balance (after giving effect to payments on that date), the Class M-3 Note Principal Balance (after giving effect to payments on that date), the Class M-4 Note Principal Balance (after giving effect to payments on that date),  the Class M-5 Note Principal Balance (after giving effect to payments on that date),  the Class M-6 Note Principal Balance (after giving effect to payments on that date),  the Class B-1 Note Principal Balance (after giving effect to payments on that date), the Class B-2 Note Principal Balance (after giving effect to payments on that date), and the Class B-3 Note Principal Balance immediately prior to the Payment Date over the lesser of (a) 96.20% of the scheduled principal balances of the mortgage loans as of the last day of the related Due Period and (b) the scheduled principal balances of the mortgage loans as of the last day of the related Due Period less 0.50% of the aggregate principal balance of the Initial Mortgage Loans as of Cut-Off Date and any amounts remaining on deposit in the Pre-Funding Account on the Closing Date.

Realized Losses

“Realized Loss” means, with respect to any defaulted Mortgage Loan that is liquidated (other than a Non-Recoverable Mortgage Loan), the amount of loss realized equal to the portion of the Principal Balance remaining unpaid after application of all liquidation proceeds and insurance proceeds net of amounts reimbursable to the Master Servicer for related Advances, Servicing Advances and Servicing Fees in respect of such Mortgage Loan.  All Realized Losses on the Mortgage Loans will be allocated on each Payment Date, first to the Net Monthly Excess Cashflow and second in reduction of the Overcollateralization Amount.  Realized Losses will not result in any reduction of the Note Principal Balance of any class of Notes.  It is possible that under certain loss scenarios there will not be enough principal and interest on the Mortgage Loans to pay the Class A Notes all interest and principal amounts to which such Notes are then entitled and it is likely that under certain loss scenarios there will not be enough principal and interest on the Mortgage Loans to pay the Subordinate Notes all interest and principal amounts to which such Notes are entitled.

Non-Recoverable Mortgage Loan

A “Non-Recoverable Mortgage Loan” is any defaulted mortgage loan as to which the servicer has determined that the expenses associated with the liquidation and foreclosure thereof will exceed the proceeds.

Due Period

A “Due Period” with respect to any Payment Date is the period commencing on the second day of the month preceding the month in which such Payment Date occurs and ending on the first day of the month in which such Payment Date occurs.

Prepayment Period

The “Prepayment Period” for any Payment Date is the period beginning on the 18th day of the month (or, if the prior Prepayment Period ended on an earlier day, that earlier day) immediately preceding the month in which the Payment Date occurs (or in the case of the first Payment Date, the Cut-off Date) and ending on the determination date of the month in which such Payment Date occurs.

Delinquent Mortgage Loan	Any Mortgage Loan that is 60 Day Delinquent, including in foreclosure, bankruptcy or REO.

 Note Sensitivity Tables*

To Call

Class A-1 to Call
Prepay Speed	0% PPC	50% PPC	75% PPC	100% PPC	125% PPC	150% PPC	175% PPC
WAL (yr)	18.61	4.14	2.85	2.08	1.50	1.29	1.15
MDUR (yr)	14.19	3.79	2.69	2.00	1.47	1.26	1.13
First Prin Pay	1	1	1	1	1	1	1
Last Prin Pay	346	147	99	72	56	29	25

Class A-2A to Call
Prepay Speed	0% PPC	50% PPC	75% PPC	100% PPC	125% PPC	150% PPC	175% PPC
WAL (yr)	12.39	1.58	1.21	1.00	0.85	0.75	0.68
MDUR (yr)	10.35	1.54	1.19	0.98	0.84	0.74	0.67
First Prin Pay	1	1	1	1	1	1	1
Last Prin Pay	240	35	25	22	18	16	14

Class A-2B to Call
Prepay Speed	0% PPC	50% PPC	75% PPC	100% PPC	125% PPC	150% PPC	175% PPC
WAL (yr)	24.72	6.32	4.23	2.95	2.08	1.81	1.61
MDUR (yr)	18.14	5.74	3.96	2.82	2.02	1.76	1.58
First Prin Pay	240	35	25	22	18	16	14
Last Prin Pay	346	147	99	72	34	27	24

Class A-2C to Call
Prepay Speed	0% PPC	50% PPC	75% PPC	100% PPC	125% PPC	150% PPC	175% PPC
WAL (yr)	28.83	12.25	8.25	6.00	3.28	2.33	2.03
MDUR (yr)	19.83	10.39	7.38	5.53	3.14	2.26	1.98
First Prin Pay	346	147	99	72	34	27	24
Last Prin Pay	346	147	99	72	56	29	25

Class M-1 to Call
Prepay Speed	0% PPC	50% PPC	75% PPC	100% PPC	125% PPC	150% PPC	175% PPC
WAL (yr)	26.55	8.15	5.50	4.65	4.67	3.37	2.26
MDUR (yr)	18.48	7.17	5.05	4.35	4.37	3.21	2.19
First Prin Pay	271	48	39	46	56	29	25
Last Prin Pay	346	147	99	72	56	43	31

Class M-2 to Call
Prepay Speed	0% PPC	50% PPC	75% PPC	100% PPC	125% PPC	150% PPC	175% PPC
WAL (yr)	26.55	8.15	5.49	4.44	4.47	3.57	2.58
MDUR (yr)	18.43	7.16	5.03	4.16	4.19	3.39	2.49
First Prin Pay	271	48	38	42	49	41	31
Last Prin Pay	346	147	99	72	56	43	31

* Assume 95% of prepayment penalties (which are calculated as 80% of 6 months of interest on the amount prepaid) are collected

Class M-3 to Call
Prepay Speed	0% PPC	50% PPC	75% PPC	100% PPC	125% PPC	150% PPC	175% PPC
WAL (yr)	26.55	8.15	5.49	4.36	4.13	3.38	2.58
MDUR (yr)	18.32	7.14	5.02	4.08	3.89	3.22	2.48
First Prin Pay	271	48	38	41	46	39	31
Last Prin Pay	346	147	99	72	56	43	31

Class M-4 to Call
Prepay Speed	0% PPC	50% PPC	75% PPC	100% PPC	125% PPC	150% PPC	175% PPC
WAL (yr)	26.55	8.15	5.49	4.32	3.97	3.22	2.51
MDUR (yr)	17.82	7.06	4.98	4.01	3.72	3.05	2.40
First Prin Pay	271	48	37	40	43	36	29
Last Prin Pay	346	147	99	72	56	43	31

Class M-5 to Call
Prepay Speed	0% PPC	50% PPC	75% PPC	100% PPC	125% PPC	150% PPC	175% PPC
WAL (yr)	26.55	8.15	5.48	4.28	3.84	3.08	2.40
MDUR (yr)	17.77	7.06	4.97	3.98	3.60	2.93	2.30
First Prin Pay	271	48	37	39	42	34	27
Last Prin Pay	346	147	99	72	56	43	31

Class M-6 to Call
Prepay Speed	0% PPC	50% PPC	75% PPC	100% PPC	125% PPC	150% PPC	175% PPC
WAL (yr)	26.55	8.15	5.48	4.26	3.75	3.00	2.33
MDUR (yr)	17.56	7.02	4.95	3.95	3.52	2.85	2.23
First Prin Pay	271	48	37	39	40	33	27
Last Prin Pay	346	147	99	72	56	43	31

Class B-1 to Call
Prepay Speed	0% PPC	50% PPC	75% PPC	100% PPC	125% PPC	150% PPC	175% PPC
WAL (yr)	26.55	8.15	5.48	4.23	3.69	2.94	2.30
MDUR (yr)	16.46	6.84	4.86	3.86	3.42	2.76	2.18
First Prin Pay	271	48	37	38	39	32	26
Last Prin Pay	346	147	99	72	56	43	31

Class B-2 to Call
Prepay Speed	0% PPC	50% PPC	75% PPC	100% PPC	125% PPC	150% PPC	175% PPC
WAL (yr)	26.55	8.15	5.48	4.23	3.65	2.89	2.27
MDUR (yr)	16.27	6.81	4.84	3.85	3.37	2.72	2.16
First Prin Pay	271	48	37	37	38	31	26
Last Prin Pay	346	147	99	72	56	43	31

* Assume 95% of prepayment penalties (which are calculated as 80% of 6 months of interest on the amount prepaid) are collected

Class B-3 to Call
Prepay Speed	0% PPC	50% PPC	75% PPC	100% PPC	125% PPC	150% PPC	175% PPC
WAL (yr)	26.54	8.07	5.42	4.16	3.57	2.85	2.25
MDUR (yr)	14.61	6.47	4.65	3.70	3.24	2.63	2.11
First Prin Pay	271	48	37	37	38	31	26
Last Prin Pay	346	147	99	72	56	43	31

* Assume 95% of prepayment penalties (which are calculated as 80% of 6 months of interest on the amount prepaid) are collected

Note Sensitivity Tables*

To Maturity

Class A-1 to Maturity
Prepay Speed	0% PPC	50% PPC	75% PPC	100% PPC	125% PPC	150% PPC	175% PPC
WAL (yr)	18.65	4.44	3.07	2.25	1.55	1.29	1.15
MDUR (yr)	14.21	3.99	2.86	2.13	1.50	1.26	1.13
First Prin Pay	1	1	1	1	1	1	1
Last Prin Pay	360	299	221	167	131	29	25

Class A-2A to Maturity
Prepay Speed	0% PPC	50% PPC	75% PPC	100% PPC	125% PPC	150% PPC	175% PPC
WAL (yr)	12.39	1.58	1.21	1.00	0.85	0.75	0.68
MDUR (yr)	10.35	1.54	1.19	0.98	0.84	0.74	0.67
First Prin Pay	1	1	1	1	1	1	1
Last Prin Pay	240	35	25	22	18	16	14

Class A-2B to Maturity
Prepay Speed	0% PPC	50% PPC	75% PPC	100% PPC	125% PPC	150% PPC	175% PPC
WAL (yr)	24.74	6.40	4.28	2.99	2.08	1.81	1.61
MDUR (yr)	18.14	5.80	4.01	2.86	2.02	1.76	1.58
First Prin Pay	240	35	25	22	18	16	14
Last Prin Pay	352	178	121	89	34	27	24

Class A-2C to Maturity
Prepay Speed	0% PPC	50% PPC	75% PPC	100% PPC	125% PPC	150% PPC	175% PPC
WAL (yr)	29.68	18.75	13.09	9.71	4.34	2.33	2.03
MDUR (yr)	20.21	14.52	10.90	8.46	4.00	2.26	1.98
First Prin Pay	352	178	121	89	34	27	24
Last Prin Pay	360	299	221	167	131	29	25

Class M-1 to Maturity
Prepay Speed	0% PPC	50% PPC	75% PPC	100% PPC	125% PPC	150% PPC	175% PPC
WAL (yr)	26.68	8.96	6.10	5.11	6.35	5.19	3.31
MDUR (yr)	18.53	7.69	5.48	4.71	5.79	4.78	3.12
First Prin Pay	271	48	39	46	59	29	25
Last Prin Pay	359	264	188	141	109	105	85

Class M-2 to Maturity
Prepay Speed	0% PPC	50% PPC	75% PPC	100% PPC	125% PPC	150% PPC	175% PPC
WAL (yr)	26.67	8.93	6.06	4.88	4.82	4.06	3.56
MDUR (yr)	18.48	7.66	5.45	4.51	4.48	3.82	3.38
First Prin Pay	271	48	38	42	49	41	34
Last Prin Pay	358	252	177	132	103	81	64

* Assume 95% of prepayment penalties (which are calculated as 80% of 6 months of interest on the amount prepaid) are collected

Class M-3 to Maturity
Prepay Speed	0% PPC	50% PPC	75% PPC	100% PPC	125% PPC	150% PPC	175% PPC
WAL (yr)	26.67	8.89	6.03	4.77	4.44	3.64	2.93
MDUR (yr)	18.37	7.62	5.42	4.41	4.15	3.45	2.80
First Prin Pay	271	48	38	41	46	39	31
Last Prin Pay	358	238	166	123	95	75	59

Class M-4 to Maturity
Prepay Speed	0% PPC	50% PPC	75% PPC	100% PPC	125% PPC	150% PPC	175% PPC
WAL (yr)	26.67	8.86	6.00	4.71	4.26	3.46	2.71
MDUR (yr)	17.86	7.51	5.35	4.32	3.97	3.27	2.59
First Prin Pay	271	48	37	40	43	36	29
Last Prin Pay	357	231	161	119	92	73	56

Class M-5 to Maturity
Prepay Speed	0% PPC	50% PPC	75% PPC	100% PPC	125% PPC	150% PPC	175% PPC
WAL (yr)	26.67	8.80	5.94	4.64	4.10	3.31	2.58
MDUR (yr)	17.82	7.47	5.31	4.26	3.83	3.13	2.47
First Prin Pay	271	48	37	39	42	34	27
Last Prin Pay	356	219	151	112	86	68	52

Class M-6 to Maturity
Prepay Speed	0% PPC	50% PPC	75% PPC	100% PPC	125% PPC	150% PPC	175% PPC
WAL (yr)	26.66	8.72	5.89	4.57	3.98	3.20	2.49
MDUR (yr)	17.60	7.39	5.25	4.20	3.71	3.02	2.38
First Prin Pay	271	48	37	39	40	33	27
Last Prin Pay	355	206	141	104	80	63	48

Class B-1 to Maturity
Prepay Speed	0% PPC	50% PPC	75% PPC	100% PPC	125% PPC	150% PPC	175% PPC
WAL (yr)	26.65	8.61	5.80	4.48	3.87	3.10	2.43
MDUR (yr)	16.49	7.12	5.09	4.06	3.57	2.90	2.30
First Prin Pay	271	48	37	38	39	32	26
Last Prin Pay	354	193	132	97	75	59	44

Class B-2 to Maturity
Prepay Speed	0% PPC	50% PPC	75% PPC	100% PPC	125% PPC	150% PPC	175% PPC
WAL (yr)	26.62	8.42	5.67	4.38	3.75	2.99	2.35
MDUR (yr)	16.29	6.98	4.98	3.97	3.46	2.80	2.23
First Prin Pay	271	48	37	37	38	31	26
Last Prin Pay	352	175	119	87	67	53	39

* Assume 95% of prepayment penalties (which are calculated as 80% of 6 months of interest on the amount prepaid) are collected

Class B-3 to Maturity
Prepay Speed	0% PPC	50% PPC	75% PPC	100% PPC	125% PPC	150% PPC	175% PPC
WAL (yr)	26.54	8.10	5.44	4.18	3.58	2.86	2.26
MDUR (yr)	14.61	6.49	4.67	3.72	3.25	2.64	2.12
First Prin Pay	271	48	37	37	38	31	26
Last Prin Pay	348	157	106	77	59	46	34

* Assume 95% of prepayment penalties (which are calculated as 80% of 6 months of interest on the amount prepaid) are collected

 Available Funds Cap Rate Schedule

	Aggregate	Aggregate		Aggregate	Aggregate
	Available Funds	Available Funds		Available Funds	Available Funds
Payment Date	Cap (%)(1)(2)	Cap (%)(1)(3)	Payment Date	Cap (%)(1)(2)	Cap (%)(1)(3)
1	4.823	4.823	38	8.042	10.000
2	5.347	9.500	39	7.578	9.672
3	6.455	9.501	40	7.828	9.973
4	6.717	9.502	41	7.573	9.683
5	6.547	9.503	42	7.822	10.000
6	6.814	9.504	43	7.568	10.000
7	6.645	9.506	44	7.565	10.000
8	6.696	9.509	45	7.815	10.000
9	6.959	9.511	46	7.560	10.000
10	6.762	9.513	47	7.809	10.000
11	6.914	9.516	48	7.555	10.000
12	6.701	9.519	49	7.401	10.000
13	6.712	9.523	50	8.191	10.000
14	7.444	9.526	51	7.396	10.000
15	6.728	9.530	52	7.639	10.000
16	6.958	9.534	53	7.390	10.000
17	6.739	9.537	54	7.634	10.000
18	6.969	9.541	55	7.385	10.000
19	6.751	9.546	56	7.382	10.000
20	6.759	9.550	57	7.625	10.000
21	6.997	9.555	58	7.373	10.000
22	7.048	9.559	59	7.618	10.000
23	7.306	9.568	60	7.370	10.000
24	7.449	9.577	61	7.368	10.000
25	7.561	9.583	62	8.154	10.000
26	8.381	9.591	63	7.362	10.000
27	7.681	9.600	64	7.604	10.000
28	7.948	9.606	65	7.360	10.000
29	7.704	9.612	66	7.612	10.000
30	7.947	9.618	67	7.374	10.000
31	7.447	9.623	68	7.382	10.000
32	7.459	9.629	69	7.636	10.000
33	7.720	9.635	70	7.398	10.000
34	7.483	9.642	71	7.653	10.000
35	7.739	9.647	72	7.416	10.000
36	7.671	9.653	73	***	10.000
37	7.682	9.659	74	***	***

(1)

Available Funds Cap means, as to any Payment Date, a per annum rate equal to (i) the quotient of (a) the sum of the interest funds for the Mortgage Loans divided by (b) the aggregate principal amount of the Notes as of the beginning of the related Interest Accrual Period, multiplied by (ii) 360 divided by the actual number of days in the related Accrual Period.  Subject to the Fixed Rate Cap of 10.00%.  The values indicated include proceeds from the Yield Maintenance Agreements and the Pledged Prepayment Penalty Cashflows, although such proceeds are excluded from the calculation of the Available Funds Cap described herein.

(2)

Assumes no losses, Pricing Prepayment Speed, 10% cleanup call and 1 month LIBOR, 6 month LIBOR and 1 year CMT remain constant at 2.40%, 2.79% and 2.82% respectively.

(3)

Assumes no losses, Pricing Prepayment Speed, 10% cleanup call, and 1 month LIBOR, 6 month LIBOR and 1 year CMT remain constant at 2.40%, 2.79% and 2.82% respectively, for the first Payment Date and all increase to 20.00% after the first Payment Date.

 Senior Notes Yield Maintenance Agreement Schedule

Period	Notional Balance ($)	Strike Price (%)	Ceiling (%)
02/25/05	798,500,000	4.593	9.270
03/25/05	791,937,143	5.117	9.270
04/25/05	784,041,117	6.212	9.270
05/25/05	773,142,084	6.451	9.270
06/25/05	760,502,246	6.260	9.270
07/25/05	746,149,277	6.502	9.270
08/25/05	730,127,083	6.310	9.270
09/25/05	712,482,269	6.335	9.270
10/25/05	693,276,475	6.581	9.270
11/25/05	672,582,805	6.385	9.270
12/25/05	650,650,654	6.530	9.270
01/25/06	627,582,099	6.318	9.270
02/25/06	604,669,221	6.324	9.270
03/25/06	581,983,662	7.034	9.270
04/25/06	559,530,107	6.330	9.270
05/25/06	537,723,138	6.549	9.270
06/25/06	516,544,032	6.331	9.270
07/25/06	495,971,585	6.550	9.270
08/25/06	475,991,492	6.331	9.270
09/25/06	456,569,932	6.333	9.270
10/25/06	437,608,688	6.559	9.270
11/25/06	418,970,849	6.603	9.270
12/25/06	387,462,084	6.853	9.270
01/25/07	357,736,883	7.561	9.270
02/25/07	329,766,603	7.648	9.270
03/25/07	298,929,548	8.478	9.270
04/25/07	270,144,819	7.951	9.270
05/25/07	251,129,760	8.222	9.270
06/25/07	232,997,204	7.954	9.270
07/25/07	215,684,431	8.649	9.270
08/25/07	201,840,728	8.117	9.270
09/25/07	188,466,241	8.113	9.270
10/25/07	175,544,792	8.557	9.270
11/25/07	163,063,828	8.274	9.270
12/25/07	151,005,014	8.554	9.270
01/25/08	139,354,195	9.001	9.270
02/25/08	128,115,437	8.993	9.270
03/25/08	128,115,437	9.270	9.270
04/25/08	128,115,437	9.247	9.270
05/25/08	128,115,437	9.270	9.270
06/25/08	128,115,437	9.245	9.270

Subordinate Notes Yield Maintenance Agreement Schedule

Period	Notional Balance ($)	Strike Price (%)	Ceiling (%)
02/25/05	201,500,000	4.003	8.680
03/25/05	201,500,000	4.527	8.680
04/25/05	201,500,000	5.622	8.680
05/25/05	201,500,000	5.861	8.680
06/25/05	201,500,000	5.670	8.680
07/25/05	201,500,000	5.912	8.680
08/25/05	201,500,000	5.720	8.680
09/25/05	201,500,000	5.745	8.680
10/25/05	201,500,000	5.991	8.680
11/25/05	201,500,000	5.795	8.680
12/25/05	201,500,000	5.940	8.680
01/25/06	201,500,000	5.728	8.680
02/25/06	201,500,000	5.734	8.680
03/25/06	201,500,000	6.444	8.680
04/25/06	201,500,000	5.740	8.680
05/25/06	201,500,000	5.959	8.680
06/25/06	201,500,000	5.741	8.680
07/25/06	201,500,000	5.960	8.680
08/25/06	201,500,000	5.741	8.680
09/25/06	201,500,000	5.743	8.680
10/25/06	201,500,000	5.969	8.680
11/25/06	201,500,000	6.013	8.680
12/25/06	201,500,000	6.263	8.680
01/25/07	201,500,000	6.971	8.680
02/25/07	201,500,000	7.058	8.680
03/25/07	201,500,000	7.888	8.680
04/25/07	201,500,000	7.361	8.680
05/25/07	201,500,000	7.632	8.680
06/25/07	201,500,000	7.364	8.680
07/25/07	201,500,000	8.059	8.680
08/25/07	201,500,000	7.527	8.680
09/25/07	201,500,000	7.523	8.680
10/25/07	201,500,000	7.967	8.680
11/25/07	201,500,000	7.684	8.680
12/25/07	201,500,000	7.964	8.680
01/25/08	201,500,000	8.411	8.680
02/25/08	201,500,000	8.403	8.680
03/25/08	190,640,166	8.680	8.680
04/25/08	180,146,245	8.657	8.680
05/25/08	170,011,852	8.680	8.680
06/25/08	160,218,433	8.655	8.680

EXCESS SPREAD (1,2)

Period	FWD 1ML%	FWD 6ML%	1Yr CMT%	STATIC LIBOR (bps)	FORWARD LIBOR (bps)	Period	FWD 1ML%	FWD 6ML%	1Yr CMT%	STATIC LIBOR (bps)	FORWARD LIBOR (bps)
1	2.400	2.790	2.820	210	210	38	4.289	4.419	4.127	485	415
2	2.519	2.936	2.977	262	250	39	4.341	4.442	4.152	444	370
3	2.760	3.072	3.101	372	336	40	4.381	4.460	4.178	469	395
4	2.904	3.182	3.207	397	346	41	4.409	4.474	4.203	446	365
5	2.994	3.277	3.292	378	319	42	4.423	4.490	4.228	471	407
6	3.105	3.368	3.354	403	333	43	4.424	4.512	4.253	447	379
7	3.225	3.452	3.396	384	303	44	4.429	4.544	4.277	447	378
8	3.328	3.527	3.419	388	296	45	4.443	4.583	4.300	471	411
9	3.407	3.594	3.430	412	313	46	4.467	4.627	4.322	447	380
10	3.469	3.654	3.432	392	288	47	4.503	4.672	4.344	471	405
11	3.532	3.708	3.429	407	296	48	4.551	4.714	4.366	447	383
12	3.601	3.756	3.423	385	268	49	4.609	4.747	4.387	433	363
13	3.670	3.798	3.417	385	261	50	4.662	4.769	4.408	509	449
14	3.723	3.833	3.414	456	327	51	4.703	4.781	4.430	433	357
15	3.759	3.865	3.415	385	253	52	4.732	4.786	4.451	457	383
16	3.788	3.899	3.421	407	271	53	4.747	4.789	4.472	433	353
17	3.818	3.936	3.433	384	246	54	4.748	4.794	4.494	457	385
18	3.852	3.962	3.450	406	265	55	4.737	4.806	4.515	433	356
19	3.876	3.966	3.474	384	240	56	4.730	4.829	4.535	432	356
20	3.909	3.973	3.503	383	237	57	4.734	4.861	4.556	456	385
21	3.964	3.997	3.538	406	254	58	4.750	4.898	4.576	431	354
22	4.002	4.029	3.578	409	254	59	4.778	4.936	4.597	455	380
23	3.973	4.068	3.621	432	281	60	4.820	4.970	4.617	431	355
24	3.875	4.117	3.668	444	358	61	4.872	4.996	4.636	431	350
25	3.918	4.180	3.715	453	362	62	4.918	5.010	4.656	506	437
26	4.050	4.229	3.761	530	431	63	4.952	5.013	4.676	430	343
27	4.155	4.246	3.804	459	368	64	4.973	5.010	4.695	453	369
28	4.228	4.241	3.843	483	388	65	4.979	5.005	4.714	430	339
29	4.262	4.222	3.879	458	356	66	4.971	5.004	4.733	454	371
30	4.251	4.199	3.912	479	388	67	4.951	5.011	4.751	430	344
31	4.202	4.184	3.943	429	341	68	4.937	5.030	4.770	431	345
32	4.155	4.189	3.972	429	345	69	4.935	5.059	4.789	454	376
33	4.125	4.212	3.999	451	375	70	4.946	5.094	4.807	431	346
34	4.114	4.248	4.026	427	349	71	4.971	5.131	4.825	455	372
35	4.127	4.294	4.052	449	373	72	5.011	5.165	4.843	432	348
36	4.165	4.342	4.077	441	379	73	5.063	5.191	4.861	***	343
37	4.228	4.385	4.102	439	372	74	5.109	5.205	4.877	***	***

(1)

Assumes the Pricing Prepayment Speed.

(2)

Calculated as (a) interest collections on the collateral (net of the trust administrations, master servicing and servicing fees) plus Pledged Prepayment Penalty Cashflow, less total interest on the Offered Certificates divided by (b) collateral balance as of the beginning period and multiplied by 360 and divided by the actual number of days in the related Accrual Period.

BREAKEVEN LOSSES

The tables below display the Constant Default Rate ("CDR"), and the related cumulative collateral loss, that can be sustained without the referenced Class incurring a writedown.  Calculations are run to maturity at both static and forward LIBOR, and at varying loss severity percentages.  Other assumptions include: (1) prepayment speed is 100% PPC, (2) 12 month lag from default to loss, and (3) triggers fail (i.e., no stepdown):

Initial Mortgage Loans

As of the Cut-off Date

Total Outstanding Principal Balance:	$752,056,879.43
Number of Loans:	4,177

	Average	Minimum	Maximum
Original Loan Amount:	$180,202.87	$15,000.00	$999,000.00
Outstanding Principal Balance:	$180,047.13	$3,177.64	$998,052.11

	Weighted
	Average	Minimum	Maximum
Mortgage Rate:	6.913%	4.750%	13.715%

Gross Margin:	5.700%	2.750%	10.450%
Initial Periodic Rate Cap:	2.904%	1.000%	5.000%
Periodic Rate Cap:	1.024%	1.000%	2.000%
Life Floor:	6.157%	2.750%	10.525%
Life Cap:	12.904%	10.750%	17.875%

Months to Roll:	26	3	61

Combined Original LTV:	79.33%	12.50%	100.00%
Original LTV:	79.30%	12.41%	100.00%
Credit Score:	614	489	808

Original Term (months):	356	120	360
Remaining Term (months):	355	44	360
Seasoning (months):	1	0	84

Top Property State Concentrations ($):	Califonia(25.92%),Maryland(10.23%),Florida(7.90%)
Maximum Zip Code Concentration ($):	20874(0.40%) (Germantown, MD)

		Earliest	Latest
First Payment Date:		February 1, 1998	March 1, 2005
Maturity Date:		September 1, 2008	February 1, 2035

First Lien:	99.96%
Second Lien:	0.04%

Current Scheduled Principal Balance of the Mortgage Loans

							Weighted
		Total	Percentage	Weighted	Weighted		Average
	Number of	Outstanding	By	Average	Average		Combined
Remaining Principal	Mortgage	Principal	Principal	Mortgage	Credit	Average	Loan-to-Value
Balances of the Loans	Loans	Balance	Balance	Rate	Score	Balance	Ratio
$3,177.64 to $50,000.00	102	$4,203,900.96	0.56%	8.304%	603	$41,214.72	66.84%
$50,000.01 to $100,000.00	1,052	81,073,376.69	10.78	7.608	597	77,065.95	77.66
$100,000.01 to $150,000.00	969	120,744,696.29	16.06	7.207	607	124,607.53	79.86
$150,000.01 to $200,000.00	653	112,992,716.74	15.02	6.972	611	173,036.32	79.78
$200,000.01 to $250,000.00	490	110,325,624.72	14.67	6.866	611	225,154.34	79.43
$250,000.01 to $300,000.00	345	95,020,494.03	12.63	6.674	621	275,421.72	80.24
$300,000.01 to $350,000.00	210	67,939,763.69	9.03	6.638	616	323,522.68	80.66
$350,000.01 to $400,000.00	145	54,617,945.04	7.26	6.497	628	376,675.48	80.84
$400,000.01 to $450,000.00	75	31,951,897.61	4.25	6.490	621	426,025.30	79.61
$450,000.01 to $500,000.00	74	35,778,010.53	4.76	6.273	633	483,486.63	77.04
$500,000.01 to $550,000.00	20	10,541,427.72	1.40	6.526	641	527,071.39	80.96
$550,000.01 to $600,000.00	22	12,744,506.03	1.69	6.815	608	579,295.73	76.03
$600,000.01 to $650,000.00	8	5,096,207.07	0.68	6.924	624	637,025.88	74.67
$650,000.01 to $700,000.00	7	4,730,252.90	0.63	7.582	601	675,750.41	69.47
$700,000.01 to $750,000.00	1	747,651.02	0.10	9.750	535	747,651.02	85.00
$750,000.01 to $800,000.00	1	769,356.28	0.10	6.900	629	769,356.28	81.05
$800,000.01 to $850,000.00	1	840,000.00	0.11	8.050	551	840,000.00	72.10
$900,000.01 to $950,000.00	1	941,000.00	0.13	7.625	670	941,000.00	65.00
$950,000.01 to $998,052.11	1	998,052.11	0.13	6.250	659	998,052.11	62.44
Total:	4,177	$752,056,879.43	100.00%	6.913%	614	$180,047.13	79.33%

Current Mortgage Interest Rates of the Mortgage Loans

							Weighted
		Total	Percentage	Weighted	Weighted		Average
	Number of	Outstanding	By	Average	Average		Combined
Current Mortgage	Mortgage	Principal	Principal	Mortgage	Credit	Average	Loan-to-Value
Rates of the Loans	Loans	Balance	Balance	Rate	Score	Balance	Ratio
4.750% to 5.000%	24	$6,649,635.22	0.88%	4.872%	679	$277,068.13	73.97%
5.001% to 5.500%	131	35,410,907.60	4.71	5.337	667	270,312.27	76.82
5.501% to 6.000%	470	110,572,158.17	14.70	5.835	653	235,259.91	79.13
6.001% to 6.500%	684	145,586,235.57	19.36	6.325	633	212,845.37	78.37
6.501% to 7.000%	901	168,884,836.35	22.46	6.803	617	187,441.55	80.21
7.001% to 7.500%	612	103,167,722.18	13.72	7.292	602	168,574.71	79.73
7.501% to 8.000%	598	87,340,753.92	11.61	7.783	585	146,054.77	80.95
8.001% to 8.500%	311	42,217,314.98	5.61	8.284	560	135,746.99	80.73
8.501% to 9.000%	228	27,693,697.87	3.68	8.778	542	121,463.59	78.09
9.001% to 9.500%	104	11,855,049.20	1.58	9.272	534	113,990.86	79.08
9.501% to 10.000%	68	8,248,592.69	1.10	9.788	531	121,302.83	74.09
10.001% to 10.500%	24	2,429,823.76	0.32	10.269	529	101,242.66	79.09
10.501% to 11.000%	15	1,603,648.27	0.21	10.769	526	106,909.88	67.25
11.001% to 11.500%	3	313,589.50	0.04	11.352	530	104,529.83	61.55
11.501% to 12.000%	1	12,482.21	0.00	11.625	512	12,482.21	76.64
12.001% to 12.500%	1	36,339.39	0.00	12.250	606	36,339.39	100.00
13.001% to 13.500%	1	13,314.03	0.00	13.500	568	13,314.03	79.94
13.501% to 13.715%	1	20,778.52	0.00	13.715	603	20,778.52	100.00
Total:	4,177	$752,056,879.43	100.00%	6.913%	614	$180,047.13	79.33%

Original Combined Loan-to-Value Ratio of the Mortgage Loans

							Weighted
		Total	Percentage	Weighted	Weighted		Average
	Number of	Outstanding	By	Average	Average		Combined
Original Combined	Mortgage	Principal	Principal	Mortgage	Credit	Average	Loan-to-Value
Loan-to-Value Ratio	Loans	Balance	Balance	Rate	Score	Balance	Ratio
12.49% to 15.00%	1	$49,974.76	0.01%	9.375%	503	$49,974.76	12.50%
15.01% to 20.00%	5	437,848.53	0.06	7.320	599	87,569.71	18.37
20.01% to 25.00%	9	754,557.26	0.10	7.651	606	83,839.70	23.32
25.01% to 30.00%	10	890,425.06	0.12	7.129	594	89,042.51	27.26
30.01% to 35.00%	19	1,828,335.59	0.24	7.551	587	96,228.19	32.55
35.01% to 40.00%	26	3,445,839.19	0.46	7.001	598	132,532.28	37.73
40.01% to 45.00%	32	3,857,976.78	0.51	7.322	585	120,561.77	43.32
45.01% to 50.00%	39	4,887,709.16	0.65	7.097	601	125,325.88	48.12
50.01% to 55.00%	60	9,854,900.61	1.31	7.002	607	164,248.34	52.90
55.01% to 60.00%	108	17,775,265.55	2.36	6.841	599	164,585.79	57.98
60.01% to 65.00%	174	28,383,859.14	3.77	7.226	592	163,125.63	63.29
65.01% to 70.00%	252	44,266,051.81	5.89	7.177	591	175,658.94	68.55
70.01% to 75.00%	367	72,749,745.91	9.67	6.821	605	198,228.19	73.66
75.01% to 80.00%	1,531	297,156,713.60	39.51	6.639	630	194,093.22	79.65
80.01% to 85.00%	479	84,838,088.56	11.28	7.151	595	177,115.01	84.25
85.01% to 90.00%	796	138,921,469.04	18.47	7.142	603	174,524.46	89.58
90.01% to 95.00%	190	30,669,561.41	4.08	7.102	635	161,418.74	94.25
95.01% to 100.00%	79	11,288,557.47	1.50	7.359	666	142,893.13	99.83
Total:	4,177	$752,056,879.43	100.00%	6.913%	614	$180,047.13	79.33%

Remaining Scheduled Term to Maturity of the Mortgage Loans

							Weighted
		Total	Percentage	Weighted	Weighted		Average
	Number of	Outstanding	By	Average	Average		Combined
Remaining Months to	Mortgage	Principal	Principal	Mortgage	Credit	Average	Loan-to-Value
Maturity of the Mortgage Loans	Loans	Balance	Balance	Rate	Score	Balance	Ratio
44 to 48	3	$41,182.06	0.01%	10.669%	589	$13,727.35	77.83%
97 to 108	3	146,114.09	0.02	9.806	604	48,704.70	70.01
109 to 120	14	951,512.87	0.13	7.444	604	67,965.21	54.88
145 to 156	1	46,611.31	0.01	10.750	576	46,611.31	90.00
157 to 168	1	13,314.03	0.00	13.500	568	13,314.03	79.94
169 to 180	111	9,312,762.79	1.24	7.545	621	83,898.76	72.58
229 to 240	84	8,051,855.78	1.07	7.494	616	95,855.43	76.63
277 to 288	1	48,751.66	0.01	10.250	492	48,751.66	80.00
289 to 300	13	1,549,683.08	0.21	7.271	610	119,206.39	80.93
349 to 360	3,946	731,895,091.76	97.32	6.895	614	185,477.72	79.47
Total:	4,177	$752,056,879.43	100.00%	6.913%	614	$180,047.13	79.33%

Gross Margin of the Mortgage Loans

							Weighted
		Total	Percentage	Weighted	Weighted		Average
	Number of	Outstanding	By	Average	Average		Combined
	Mortgage	Principal	Principal	Mortgage	Credit	Average	Loan-to-Value
Gross Margin (ARMS Only)	Loans	Balance	Balance	Rate	Score	Balance	Ratio
2.750% to 3.000%	2	$324,928.89	0.05%	6.918%	580	$162,464.45	72.65%
3.001% to 4.000%	57	14,790,919.11	2.25	5.742	661	259,489.81	75.44
4.001% to 5.000%	741	165,997,563.66	25.23	6.271	638	224,018.30	79.16
5.001% to 6.000%	1,211	245,761,543.88	37.35	6.632	619	202,940.99	79.93
6.001% to 7.000%	1,017	174,957,704.26	26.59	7.306	592	172,033.14	80.69
7.001% to 8.000%	313	49,193,370.41	7.48	8.168	566	157,167.32	79.84
8.001% to 9.000%	51	6,171,832.92	0.94	9.321	554	121,016.33	74.59
9.001% to 10.000%	5	636,426.42	0.10	9.909	518	127,285.28	82.89
10.001% to 10.450%	2	169,800.00	0.03	10.466	504	84,900.00	61.16
Total:	3,399	$658,004,089.55	100.00%	6.8440%	613	$193,587.55	79.78%

Maximum Lifetime Mortgage Interest Rates of the Mortgage Loans

							Weighted
		Total	Percentage	Weighted	Weighted		Average
Maximum Lifetime	Number of	Outstanding	By	Average	Average		Combined
Mortgage Interest Rates	Mortgage	Principal	Principal	Mortgage	Credit	Average	Loan-to-Value
(ARMs Only)	Loans	Balance	Balance	Rate	Score	Balance	Ratio
10.750% to 11.000%	24	$6,649,635.22	1.01%	4.872%	679	$277,068.13	73.97%
11.001% to 11.500%	128	34,632,710.23	5.26	5.337	667	270,568.05	77.03
11.501% to 12.000%	460	107,543,940.45	16.34	5.834	653	233,791.17	79.03
12.001% to 12.500%	585	127,689,310.45	19.41	6.311	630	218,272.33	79.01
12.501% to 13.000%	683	135,254,356.96	20.56	6.776	614	198,029.81	81.00
13.001% to 13.500%	456	83,859,752.90	12.74	7.225	599	183,902.97	80.88
13.501% to 14.000%	437	73,996,968.03	11.25	7.647	584	169,329.45	81.19
14.001% to 14.500%	229	34,594,114.43	5.26	8.139	560	151,066.00	80.16
14.501% to 15.000%	199	26,626,352.84	4.05	8.545	553	133,800.77	80.40
15.001% to 15.500%	92	12,673,432.73	1.93	9.036	535	137,754.70	80.29
15.501% to 16.000%	68	9,757,819.96	1.48	9.511	528	143,497.35	73.42
16.001% to 16.500%	20	2,690,735.10	0.41	10.045	519	134,536.76	81.07
16.501% to 17.000%	13	1,402,069.16	0.21	10.437	536	107,851.47	67.05
17.001% to 17.500%	4	430,192.69	0.07	11.054	547	107,548.17	68.53
17.501% to 17.875%	1	202,698.40	0.03	10.875	500	202,698.40	60.60
Total:	3,399	$658,004,089.55	100.00%	6.844%	613	$193,587.55	79.78%

Minimum Lifetime Mortgage Interest Rates of the Mortgage Loans

							Weighted
		Total	Percentage	Weighted	Weighted		Average
Minimum Lifetime	Number of	Outstanding	By	Average	Average		Combined
Mortgage Interest Rates	Mortgage	Principal	Principal	Mortgage	Credit	Average	Loan-to-Value
(ARMs Only)	Loans	Balance	Balance	Rate	Score	Balance	Ratio
2.750% to 3.000%	1	$189,131.38	0.03%	6.500%	590	$189,131.38	67.38%
3.001% to 4.000%	14	4,255,521.95	0.65	5.513	669	303,965.85	74.33
4.001% to 5.000%	344	85,295,659.59	12.96	5.845	655	247,952.50	78.56
5.001% to 6.000%	1,133	242,292,419.62	36.82	6.327	632	213,850.33	79.36
6.001% to 7.000%	1,147	211,858,995.87	32.2	7.065	602	184,707.06	80.83
7.001% to 8.000%	519	81,338,566.91	12.36	7.963	570	156,721.71	80.93
8.001% to 9.000%	175	24,678,134.03	3.75	9.034	537	141,017.91	77.55
9.001% to 10.000%	56	7,090,302.83	1.08	9.808	525	126,612.55	76.71
10.001% to 10.525%	10	1,005,357.37	0.15	10.605	531	100,535.74	70.13
Total:	3,399	$658,004,089.55	100.00%	6.844%	613	$193,587.55	79.78%

Next Interest Rate Adjustment Date of the Mortgage Loans

							Weighted
		Total	Percentage	Weighted	Weighted		Average
	Number of	Outstanding	By	Average	Average		Combined
Next Interest Rate	Mortgage	Principal	Principal	Mortgage	Credit	Average	Loan-to-Value
Adjustment Date (ARMs Only)	Loans	Balance	Balance	Rate	Score	Balance	Ratio
April 2005	1	$65,594.27	0.01%	10.500%	616	$65,594.27	84.99%
July 2005	1	48,751.66	0.01	10.250	492	48,751.66	80.00
December 2005	1	249,119.56	0.04	7.625	507	249,119.56	90.00
June 2006	1	347,997.86	0.05	5.625	723	347,997.86	80.00
July 2006	9	1,994,663.20	0.30	7.329	567	221,629.24	77.06
August 2006	32	7,318,534.27	1.11	7.387	590	228,704.20	76.89
September 2006	60	12,470,770.69	1.90	7.315	598	207,846.18	77.90
October 2006	85	17,177,038.89	2.61	6.985	621	202,082.81	79.46
November 2006	495	105,793,989.85	16.08	6.838	615	213,725.23	79.95
December 2006	783	163,350,476.34	24.83	6.697	614	208,621.30	79.54
January 2007	924	183,539,632.11	27.89	6.799	617	198,635.97	79.78
February 2007	24	2,967,250.00	0.45	7.669	586	123,635.42	80.07
June 2007	1	90,464.22	0.01	7.999	582	90,464.22	90.00
July 2007	3	530,704.56	0.08	7.481	677	176,901.52	81.08
August 2007	9	1,290,508.24	0.20	7.883	588	143,389.80	79.93
September 2007	25	4,527,870.55	0.69	7.431	621	181,114.82	82.33
October 2007	26	4,607,470.40	0.70	7.380	609	177,210.40	81.15
November 2007	309	51,642,634.46	7.85	7.045	603	167,128.27	81.37
December 2007	434	70,563,559.95	10.72	6.834	605	162,588.85	79.73
January 2008	162	26,823,260.25	4.08	6.849	619	165,575.68	79.04
February 2008	1	106,250.00	0.02	7.250	549	106,250.00	79.89
October 2009	2	528,399.99	0.08	6.586	628	264,200.00	80.00
November 2009	5	832,884.80	0.13	7.160	614	166,576.96	75.07
December 2009	4	514,263.43	0.08	7.330	644	128,565.86	75.78
January 2010	1	346,000.00	0.05	7.275	617	346,000.00	76.89
February 2010	1	276,000.00	0.04	7.250	679	276,000.00	80.00
Total:	3,399	$658,004,089.55	100.00%	6.844%	613	$193,587.55	79.78%

Occupancy Type of the Mortgaged Premises

							Weighted
		Total	Percentage	Weighted	Weighted		Average
	Number of	Outstanding	By	Average	Average		Combined
Occupancy Status	Mortgage	Principal	Principal	Mortgage	Credit	Average	Loan-to-Value
of the Loans	Loans	Balance	Balance	Rate	Score	Balance	Ratio
Primary Home	4,046	$734,914,445.59	97.72%	6.904%	613	$181,639.75	79.48%
Investment	115	14,862,897.17	1.98	7.244	650	129,242.58	73.16
Second Home	16	2,279,536.67	0.30	7.643	616	142,471.04	70.42
Total:	4,177	$752,056,879.43	100.00%	6.913%	614	$180,047.13	79.33%

Origination Program of the Mortgage Loans

							Weighted
		Total	Percentage	Weighted	Weighted		Average
	Number of	Outstanding	By	Average	Average		Combined
	Mortgage	Principal	Principal	Mortgage	Credit	Average	Loan-to-Value
Origination Program	Loans	Balance	Balance	Rate	Score	Balance	Ratio
Full Documentation	3,200	$535,146,616.07	71.16%	6.912%	606	$167,233.32	81.08%
Stated Documentation	887	194,688,036.92	25.89	6.925	633	219,490.46	75.08
Limited Documentation	90	22,222,226.44	2.95	6.819	624	246,913.63	74.36
Total:	4,177	$752,056,879.43	100.00%	6.913%	614	$180,047.13	79.33%

Mortgage Loan Purpose of the Mortgage Loans

							Weighted
		Total	Percentage	Weighted	Weighted		Average
	Number of	Outstanding	By	Average	Average		Combined
	Mortgage	Principal	Principal	Mortgage	Credit	Average	Loan-to-Value
Loan Purpose	Loans	Balance	Balance	Rate	Score	Balance	Ratio
Cashout Refinance	3,116	$545,314,510.16	72.51%	7.006%	601	$175,004.66	78.37%
Purchase	842	172,715,004.86	22.97	6.593	654	205,124.71	81.71
Rate/Term Refinance	219	34,027,364.41	4.52	7.034	616	155,376.09	82.62
Total:	4,177	$752,056,879.43	100.00%	6.913%	614	$180,047.13	79.33%

Index Type of the Mortgage Loans

							Weighted
		Total	Percentage	Weighted	Weighted		Average
	Number of	Outstanding	By	Average	Average		Combined
	Mortgage	Principal	Principal	Mortgage	Credit	Average	Loan-to-Value
Index Type	Loans	Balance	Balance	Rate	Score	Balance	Ratio
6 Month LIBOR	3,398	$657,754,969.99	87.46%	6.844%	613	$193,571.21	79.77%
Fixed Rate	778	94,052,789.88	12.51	7.389	619	120,890.48	76.20
1 Year CMT	1	249,119.56	0.03	7.625	507	249,119.56	90.00
Total:	4,177	$752,056,879.43	100.00%	6.913%	614	$180,047.13	79.33%

Property Type of the Mortgage Loans

							Weighted
		Total	Percentage	Weighted	Weighted		Average
	Number of	Outstanding	By	Average	Average		Combined
Property Types	Mortgage	Principal	Principal	Mortgage	Credit	Average	Loan-to-Value
of the Loans	Loans	Balance	Balance	Rate	Score	Balance	Ratio
Single Family Detached	3,286	$564,842,645.68	75.11%	6.919%	613	$171,893.68	79.39%
Planned Unit Development	461	109,853,911.11	14.61	6.812	616	238,294.82	80.25
Condominium Low-Rise	201	36,985,020.08	4.92	6.725	626	184,005.08	78.16
Two to Four Family	102	19,241,469.65	2.56	7.479	613	188,641.86	73.09
Single Family Attached	57	9,702,575.27	1.29	6.990	625	170,220.62	80.10
Townhouse	49	7,955,863.35	1.06	7.043	605	162,364.56	82.01
Condominium High-Rise	16	3,126,144.41	0.42	7.313	615	195,384.03	81.03
Deminimus PUD	2	188,100.00	0.03	7.079	586	94,050.00	73.16
Manufactured Housing	3	161,149.88	0.02	8.318	608	53,716.63	61.18
Total:	4,177	$752,056,879.43	100.00%	6.913%	614	$180,047.13	79.33%

Loan Types of the Mortgage Loans

							Weighted
		Total	Percentage	Weighted	Weighted		Average
	Number of	Outstanding	By	Average	Average		Combined
	Mortgage	Principal	Principal	Mortgage	Credit	Average	Loan-to-Value
Mortgage Loan Types	Loans	Balance	Balance	Rate	Score	Balance	Ratio
2/28 6 Mo LIBOR Interest-Only ARM	1,042	$257,393,571.92	34.23%	6.470%	637	$247,018.78	80.32%
2/28 6 Mo LIBOR ARM	1,365	236,221,881.41	31.41	7.178	590	173,056.32	78.84
3/27 6 Mo LIBOR ARM	715	103,664,119.12	13.78	7.167	592	144,984.78	80.20
30 Year Fixed	524	69,270,047.48	9.21	7.377	619	132,194.75	76.98
3/27 6 Mo LIBOR Interest-Only ARM	263	57,977,849.32	7.71	6.557	635	220,448.10	80.54
15 Year Fixed	114	9,406,147.56	1.25	7.596	620	82,510.07	72.44
20 Year Fixed	83	8,031,976.18	1.07	7.490	615	96,770.80	76.48
5/25 Interest-Only Fixed	25	4,735,300.66	0.63	6.998	626	189,412.03	73.93
5/25 6 Mo LIBOR Interest-Only ARM	9	1,860,498.90	0.25	7.029	632	206,722.10	78.19
25 Year Fixed	12	1,484,088.81	0.20	7.128	610	123,674.07	80.75
10 Year Fixed	16	959,060.85	0.13	7.458	606	59,941.30	55.16
5/25 6 Mo LIBOR ARM	4	637,049.32	0.08	7.303	626	159,262.33	73.74
One-Year Treasury ARM	1	249,119.56	0.03	7.625	507	249,119.56	90.00
5/10 Interest-Only Fixed	1	86,363.40	0.01	7.250	637	86,363.40	84.67
30/20 Year Balloon	3	79,804.94	0.01	10.849	653	26,601.65	100.00
Total:	4,177	$752,056,879.43	100.00%	6.913%	614	$180,047.13	79.33%

Geographic Distribution of Mortgaged Premises of the Mortgage Loans

							Weighted
Geographic		Total	Percentage	Weighted	Weighted		Average
Distribution of the	Number of	Outstanding	By	Average	Average		Combined
Mortgages	Mortgage	Principal	Principal	Mortgage	Credit	Average	Loan-to-Value
Properties	Loans	Balance	Balance	Rate	Score	Balance	Ratio
Alaska	6	$1,064,370.50	0.14%	7.386%	611	$177,395.08	81.00%
Arizona	110	17,328,890.79	2.30	6.978	615	157,535.37	82.91
Arkansas	19	1,839,159.72	0.24	7.310	590	96,797.88	80.61
California	679	194,922,163.26	25.92	6.424	624	287,072.41	76.75
Colorado	71	14,613,364.75	1.94	6.904	626	205,822.04	83.15
Connecticut	97	18,615,646.50	2.48	6.967	600	191,913.88	78.40
Delaware	13	1,773,503.16	0.24	8.149	558	136,423.32	76.06
Florida	381	59,428,022.93	7.90	7.030	614	155,979.06	80.36
Georgia	219	32,116,247.79	4.27	7.162	611	146,649.53	83.49
Hawaii	11	3,986,898.37	0.53	6.843	658	362,445.31	75.29
Idaho	7	602,756.71	0.08	7.745	593	86,108.10	80.18
Illinois	151	23,668,819.88	3.15	7.209	620	156,747.15	82.06
Indiana	76	7,555,829.05	1.00	7.532	599	99,418.80	82.03
Iowa	8	686,809.33	0.09	7.078	653	85,851.17	80.46
Kansas	6	845,978.27	0.11	7.660	655	140,996.38	85.17
Kentucky	21	2,378,373.24	0.32	7.494	607	113,255.87	77.74
Louisiana	60	6,160,959.65	0.82	7.502	588	102,682.66	80.72
Maine	10	955,823.08	0.13	7.468	587	95,582.31	74.72
Maryland	332	76,960,290.15	10.23	6.721	613	231,808.10	79.31
Massachusetts	41	9,784,378.41	1.30	7.520	604	238,643.38	75.84
Michigan	155	18,131,335.16	2.41	7.551	596	116,976.36	81.38
Minnesota	42	6,666,939.50	0.89	7.059	616	158,736.65	83.42
Mississippi	38	4,218,780.77	0.56	7.887	582	111,020.55	82.95
Missouri	53	5,259,992.94	0.70	7.616	598	99,245.15	83.38
Montana	3	462,963.51	0.06	8.278	578	154,321.17	73.84
Nebraska	36	3,314,802.13	0.44	6.899	634	92,077.84	84.49
Nevada	117	24,279,159.34	3.23	7.208	602	207,514.18	79.05
New Hampshire	11	1,962,995.86	0.26	6.862	638	178,454.17	77.68
New Jersey	59	12,751,949.70	1.70	7.083	598	216,134.74	77.01
New Mexico	9	1,127,212.20	0.15	8.400	563	125,245.80	75.74
New York	159	30,794,566.08	4.09	6.859	614	193,676.52	78.75
North Carolina	84	9,716,318.68	1.29	7.449	590	115,670.46	82.55
North Dakota	1	76,000.00	0.01	6.900	557	76,000.00	80.00
Ohio	125	15,010,118.40	2.00	7.336	606	120,080.95	83.96
Oklahoma	44	4,921,918.15	0.65	7.052	631	111,861.78	81.45
Oregon	70	11,142,904.45	1.48	6.913	628	159,184.35	79.11
Pennsylvania	114	14,268,457.24	1.90	7.141	616	125,161.91	79.87
Rhode Island	8	1,310,955.06	0.17	7.965	585	163,869.38	62.82
South Carolina	54	6,199,097.56	0.82	7.306	609	114,798.10	79.60
Tennessee	75	8,795,659.58	1.17	7.327	607	117,275.46	83.40
Texas	147	14,816,740.84	1.97	7.251	616	100,794.16	77.11
Utah	23	3,307,784.35	0.44	6.738	633	143,816.71	80.57
Vermont	7	843,673.99	0.11	8.306	535	120,524.86	74.08
Virginia	287	58,957,251.49	7.84	6.920	607	205,425.96	78.87
Washington	63	9,776,972.95	1.30	7.190	599	155,190.05	79.39
West Virginia	14	1,237,473.59	0.16	7.593	586	88,390.97	86.67
Wisconsin	59	7,193,590.70	0.96	7.291	617	121,925.27	83.43
Wyoming	2	222,979.67	0.03	6.941	583	111,489.84	90.00
Total:	4,177	$752,056,879.43	100.00%	6.913%	614	$180,047.13	79.33%
No more than approximately 0.40% of the Mortgage Loans will be secured by mortgaged properties located in any one zip code.

Credit Score of the Mortgage Loans

							Weighted
		Total	Percentage	Weighted	Weighted		Average
	Number of	Outstanding	By	Average	Average		Combined
	Mortgage	Principal	Principal	Mortgage	Credit	Average	Loan-to-Value
Credit Score	Loans	Balance	Balance	Rate	Score	Balance	Ratio
Not Available	11	$989,060.55	0.13%	8.212%	NA	$89,914.60	70.71%
489 to 500	17	2,613,662.06	0.35	8.961	498	153,744.83	70.02
501 to 525	341	49,967,997.40	6.64	8.472	514	146,533.72	77.49
526 to 550	410	61,642,239.27	8.20	7.965	538	150,346.93	77.92
551 to 575	514	88,249,258.67	11.73	7.329	564	171,691.16	78.01
576 to 600	594	109,279,816.58	14.53	6.918	589	183,972.76	78.74
601 to 625	708	131,004,611.31	17.42	6.674	612	185,034.76	79.48
626 to 650	579	111,618,857.43	14.84	6.562	638	192,778.68	80.79
651 to 675	473	92,639,333.79	12.32	6.398	661	195,854.83	79.71
676 to 700	251	48,411,959.82	6.44	6.292	687	192,876.33	81.89
701 to 725	144	28,905,844.13	3.84	6.324	713	200,735.03	80.49
726 to 750	77	14,578,622.56	1.94	6.182	738	189,332.76	82.16
751 to 775	36	7,850,902.43	1.04	5.959	761	218,080.62	78.32
776 to 800	20	4,015,703.71	0.53	6.033	783	200,785.19	75.82
801 to 808	2	289,009.72	0.04	6.924	805	144,504.86	72.91
Total:	4,177	$752,056,879.43	100.00%	6.913%	614	$180,047.13	79.33%

Credit Grade of the Mortgage Loans

							Weighted
		Total	Percentage	Weighted	Weighted		Average
	Number of	Outstanding	By	Average	Average		Combined
	Mortgage	Principal	Principal	Mortgage	Credit	Average	Loan-to-Value
Credit Grade	Loans	Balance	Balance	Rate	Score	Balance	Ratio
A+	1,952	$373,965,373.83	49.73%	6.510%	644	$191,580.62	79.97%
A	659	129,138,081.72	17.17	6.792	603	195,960.67	79.18
A-	900	152,236,320.27	20.24	7.425	570	169,151.47	79.67
B+	32	5,003,184.17	0.67	7.900	548	156,349.51	75.08
B	323	44,963,824.65	5.98	7.986	558	139,206.89	74.26
C	95	11,629,148.42	1.55	8.823	546	122,412.09	68.86
D	31	4,542,203.53	0.60	9.614	545	146,522.69	60.08
Score Direct	185	30,578,742.84	4.07	6.931	633	165,290.50	85.36
Total:	4,177	$752,056,879.43	100.00%	6.913%	614	$180,047.13	79.33%

Amortization Type of the Mortgage Loans

							Weighted
		Total	Percentage	Weighted	Weighted		Average
	Number of	Outstanding	By	Average	Average		Combined
	Mortgage	Principal	Principal	Mortgage	Credit	Average	Loan-to-Value
Amortization Type	Loans	Balance	Balance	Rate	Score	Balance	Ratio
Fully Amortizing	2,834	$429,923,490.29	57.17%	7.223%	596	$151,702.01	78.64%
Interest Only	1,340	322,053,584.20	42.82	6.497	637	240,338.50	80.25
Balloon	3	79,804.94	0.01	10.849	653	26,601.65	100.00
Total:	4,177	$752,056,879.43	100.00%	6.913%	614	$180,047.13	79.33%

COMPUTATIONAL MATERIALS FOR SAXON ASSET SECURITIES TRUST, SERIES 2005-1 INITIAL MORTGAGE LOAN SUMMARY

Prepayment Penalty Type of the Mortgage Loans

							Weighted
		Total	Percentage	Weighted	Weighted		Average
	Number of	Outstanding	By	Average	Average		Combined
Original Prepayment	Mortgage	Principal	Principal	Mortgage	Credit	Average	Loan-to-Value
Penalty Term	Loans	Balance	Balance	Rate	Score	Balance	Ratio
No Prepayment Penalty	1,367	$237,289,397.96	31.55%	7.080%	612	$173,584.05	79.75%
6 Months	1	376,000.00	0.05	7.250	696	376,000.00	80.00
12 Months	50	7,319,180.37	0.97	7.230	614	146,383.61	76.76
24 Months	1,527	321,267,734.50	42.72	6.690	617	210,391.44	79.44
30 Months	15	3,432,622.03	0.46	7.181	588	228,841.47	84.95
36 Months	1,185	178,601,152.26	23.75	7.058	612	150,718.27	78.47
60 Months	32	3,770,792.31	0.50	7.565	600	117,837.26	83.34
Total:	4,177	$752,056,879.43	100.00%	6.913%	614	$180,047.13	79.33%

Recipients must read the information contained in the attached statement.  Do not use or rely on this information if you have not received or reviewed the statement.  If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.